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                                                                   Exhibit 10.40

                      AMENDMENT TO RESTATED PROMISSORY NOTE

     FOR VALUE RECEIVED, Daniel V. Santi and Kosan Biosciences Incorporated, a Delaware corporation (the "Company"), hereby agree to amend the Restated Promissory Note delivered to the Company by Daniel V. Santi and attached hereto as Exhibit A (the "Note") as follows:

1. Interest on the unpaid balance of principal and interest on the Note as of the date hereof ($212,425.81) shall accrue from the date hereof at a rate of 5.14%, compounded semiannually.

2. Principal of and interest on the Note shall be due and payable on December 23, 2002.

     Except as provided herein, the terms of the Note shall remain in full force in effect.

     The undersigned have executed this Amendment to Restated Promissory Note as of December 23, 2001.

                                  /s/  Daniel V. Santi, M.D., Ph.D.
                                  ---------------------------------
                                  Daniel V. Santi, M.D., Ph.D.


                                  KOSAN BIOSCIENCES
                                  INCORPORATED

                                  /s/  Michael S. Ostrach
                                  -----------------------------------
                                  By:
                                  Name:  Michael S. Ostrach
                                  Title:  President and Chief Operating Officer